UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

Stewart Enterprises, Inc.

(Name of Registrant as Specified In Its Charter)

(Name(s) of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No Fee Required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:

	2)	Form. Schedule or Registration No.:

	3)	Filing Party:

	4)	Date Filed:

STEWART ENTERPRISES, INC.

Important Notice Regarding the Availability of Proxy Materials for the Annual Shareholder Meeting

to Be Held on April 19, 2012

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet.

We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Proxy Statement, Annual Report and other proxy materials are available at:

http://www.proxyvoting.com/stei

Dear Stewart Enterprises, Inc. Shareholder:

The 2012 Annual Meeting of Shareholders of Stewart Enterprises, Inc. (the “Company”) will be held at Corporate Headquarters,

1333 S. Clearview Parkway, Jefferson, Louisiana 70121, on April 19, 2012, at 11:00 a.m. (central time).

Proposals to be considered at the Annual Meeting are:

(1) To elect each of our directors to serve a one-year term of office expiring at our 2013 annual meeting;

(2) Say on pay vote: advisory (non-binding) vote to approve executive compensation as disclosed in the proxy statement;

(3) To approve the Executive Officer Annual Incentive Plan;

(4) To approve the Amended and Restated 2010 Stock Incentive Plan;

(5) T o ratify the retention of the Company’s independent registered public accounting firm for the fiscal year ending

October 31, 2012.

Management recommends a vote “FOR” all director nominees and “FOR” each proposal.

The Board of Directors has fixed the close of business on February 21, 2012 as the record date (the “Record Date”) for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment(s) thereof.

STEWART ENTERPRISES, INC.

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy.

Please make your request for a copy as instructed below on or before April 9, 2012 to facilitate timely delivery.

TO REQUEST PAPER COPIES OF PROXY MATERIALS:

(please reference your 11-digit control number when requesting materials)

By opting out to receive printed materials, your preference for future proxy mailings will be kept on file.

Telephone: 1-888-313-0164

(outside of the U.S. and Canada call 201-680-6688)

Email: shrrelations@bnymellon.com

(you must reference your 11-digit control number in your email)

Internet: http://www.proxyvoting.com/stei

CONTROL NUMBER

15496

TO VOTE YOUR SHARES SEE INSTRUCTIONS ON REVERSE SIDE

This is not a proxy card. You cannot use this notice to vote your shares.

YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN

YOU REQUEST A PAPER COPY OF THE PROXY MATERIALS OR TO

VOTE YOUR PROXY ELECTRONICALLY. 15496

Shareholders of record as of the Record Date are encouraged and cordially invited to attend the Annual Meeting.

Directions to attend the annual meeting where you may vote in person can be found on our website at www.stei.com.

Meeting Location:

Stewart Enterprises, Inc. Corporate Headquarters

1333 S. Clearview Parkway

Jefferson, LA 70121

The following materials are available for you to review online:

the Company’s 2012 Proxy Statement (including all attachments thereto);

the Company’s Annual Report for the year ended October 31, 2011; and

any amendments to the foregoing materials that are required to be furnished to shareholders.

To request a paper copy of the Proxy Materials:

(you must reference your 11-digit control number located on the reverse side of this form)

Telephone: 1-888-313-0164 (outside of the U.S. and Canada call 201 -680-6688)

Email: shrrelations@bnymellon.com (you must reference your 11-digit control number in your email)

Internet: http://www.proxyvoting.com/stei

The Proxy Materials for Stewart Enterprises, Inc. are available to review at:

http://www.proxyvoting.com/stei

Have this notice available when you request a PAPER copy of the Proxy Materials,

when you want to view your proxy materials online

OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY.

HOW TO VOTE BY INTERNET

We encourage you to review the proxy materials online before voting.

Use the Internet to vote your shares. Go to http://www.proxyvoting.com/stei, and in the box labeled

“To Vote Your Shares by Internet” click on “Vote Now” to access the electronic proxy card and vote your shares.

Have this notice in hand when you access the website. You will need to reference the 11-digit control number located on the reverse side.

15496